UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 27, 2011 (January 21, 2011)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

000-53697

(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 23, 2011, our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), entered into a Vacant Land Purchase Agreement (the “29-Palms North Agreement”). Under the 29-Palms North Agreement, Coronus agrees to acquire a 39.25 acre parcel of vacant land, situated north of Twentynine Palms, in the County of San Bernardino, California, from Joshua Tree Holdings. The purchase price is $40,000. Coronus deposited $1,000 into escrow and agrees to deposit an additional $7,000 within sufficient time to close escrow. Joshua Tree Holdings agrees to carry back the balance amount of $32,000 for two years at 6.5% per annum interest, with monthly payments of interest only. Close of escrow is March 9, 2011. The 29-Palms North Agreement is subject to Coronus’ Board of Director approval on or before February 23, 2011. There can be no assurance Coronus’ Board of Director approval will be obtained.

On January 24, 2011, Coronus, our wholly-owned subsidiary, entered into a second Vacant Land Purchase Agreement (the “Newberry Springs Agreement”). Under the Newberry Springs Agreement, Coronus agrees to acquire a 20 acre parcel of vacant land, situated in Newberry Springs, in the County of San Bernardino, California, from Mike Hoch. The purchase price is $45,000.  Coronus deposited $1,000 into escrow and agrees to deposit an additional $7,000 within sufficient time to close escrow. Mike Hoch agrees to carry back the balance amount of $37,000 for two years at 6.5% per annum interest, with monthly payments of interest only. Close of escrow is March 8, 2011. The 29-Palms North Agreement is subject to 1) Coronus’ Board of Director approval on or before February 23, 2011 and 2) Coronus cooperating with Mike Hoch to affect a tax deferred exchange, which will meet the requirements of Section 1031 of the Internal Revenue Code. There can be no assurance Coronus’ Board of Director approval will be obtained.

ITEM 1.02                     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2011, Coronus, our wholly-owned subsidiary, completed the Vacant Land Purchase Agreement (the “29-Palms East Agreement”), which Coronus entered into on August 28, 2010 and which was first reported in our Form 8-K filed with the SEC on August 31, 2010. Under the 29-Palms East Agreement, Coronus acquired a 30 acre parcel of vacant land, situated east of Twentynine Palms, in the County of San Bernardino, California, from Gary and Sylvia Wright. The purchase price Coronus paid was $32,000, all cash.

ITEM 2.01                     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 24, 2011, Coronus, our wholly-owned subsidiary, completed the Vacant Land Purchase Agreement (the “29-Palms East Agreement”), which Coronus entered into on August 28, 2010 and which was first reported in our Form 8-K filed with the SEC on August 31, 2010. As disclosed above under item 1.02, Coronus acquired a 30 acre parcel of vacant land, situated east of Twentynine Palms, in the County of San Bernardino, California, from Gary and Sylvia Wright. The purchase price Coronus paid was $32,000, all cash.

(f)  Information required as a Shell Company:

BUSINESS

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Business”.

RISK FACTORS

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Risk Factors”.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation”.

DESCRIPTION OF PROPERTY

A 30 acre parcel of vacant land, situated east of Twentynine Palms, in the County of San Bernardino, California.  The tract is undeveloped.  There are no structures on the property and the property is unencumbered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 27, 2011, the total number of shares owned beneficially by each of our directors and officers individually and as a group, and each person who is known by us to beneficially own more than 5% of our total outstanding shares. Percentage of beneficial ownership is based on shares of common stock outstanding as of January 27, 2011. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Unless provided otherwise, the address of each person listed on the table is c/o CORONUS SOLAR INC., 1100 - 1200 West 73rd Avenue, Vancouver, British Columbia, Canada V6P 6G5.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,875,000(1)(7)	30.94%(1)

Raven Kopelman	20,000(2)	0.13%(2)

David Holmes	30,000(3)	0.19%(3)

Kenneth Bogas	20,000(4)	0.13%(4)

All officers and directors as a group (4 persons)	4,945,000	31.39%

Greg Zakaib	950,000	6.03%
6-9311 Dayton Ave., Richmond, BC V6Y 1E2

Mike and Carrie Thachuk	800,000	5.08%
27133-25A Avenue, Aldergrove, BC V4W 3N4

Mark Burgert (6)	4,875,000(5)(7)	30.94%(5)
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.
(2)	Includes fully vested stock options to acquire 20,000 shares of common stock at an exercise price of $0.065 per share.
(3)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.
(4)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.
(5)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.
(6)	Mark Burgert is a consultant to us, but not an officer or director and does not exercise control over us.
(7)
For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily by the parties to the Coronus Energy Corp. Share Purchase Agreement as a term of that Agreement.

The above table reflects the 2 for 1 stock split, which occurred on November 3, 2009.

DIRECTORS, EXECUTIVE DIRECTORS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Management”.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Management”.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Certain Transactions”.

DESCRIPTION OF SECURITIES

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Description of Securities”.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Market For Common Equity and Related Stockholder Matters”.

LEGAL PROCEEDINGS

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010 under the caption “Legal Matters”.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Incorporated by reference from Item 9 of our Form 10-K for the period ended March 31, 2010.

RECENT SALES OF UNREGISTERED SECURITIES

Incorporated by reference from our Post Effective Amendment on Form S-1 filed with the SEC on December 30, 2010, Part II, Item 15.

On January 21, 2011, we conducted a non-brokered private placement, issuing 212,500 shares of our common stock to eleven investors, at a price of CAD $0.40 per share, for gross proceeds of CAD $85,000. In connection with the completion of the private placement, we paid CAD $7,500 in finder’s fees, in cash, to certain arm’s length parties. The investors were residents of British Columbia and Alberta, Canada. In respect of ten of the investors, representing 187,500 shares, the shares were issued pursuant to an exemption from applicable prospectus requirements under section 2.9 “Offering Memorandum” of National Instrument 45-106, Prospectus and Registration Exemptions. In respect of one of the investors, representing 25,000 shares, the shares were issued pursuant to an exemption from applicable prospectus requirements under section 2.5(1)(c) “Family, Friends and Business Associates” of National Instrument 45-106, Prospectus and Registration Exemptions, by reason of the investor being a parent of Jeff Thachuk, our president.  Further, the shares were issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended, in that all of the sales of the securities took place outside the United States of America with non-US persons.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Incorporated by reference from Item 11 – “Indemnification” of our Form 10-K for the period ended March 31, 2010.

ITEM 3.02                     UNREGISTERED SALE OF EQUITY SECURITIES.

On January 21, 2011, we conducted a non-brokered private placement, issuing 212,500 shares of our common stock to eleven investors, at a price of CAD $0.40 per share, for gross proceeds of CAD $85,000. In connection with the completion of the private placement, we paid CAD $7,500 in finder’s fees, in cash, to certain arm’s length parties. The investors were residents of British Columbia and Alberta, Canada. In respect of ten of the investors, representing 187,500 shares, the shares were issued pursuant to an exemption from applicable prospectus requirements under section 2.9 “Offering Memorandum” of National Instrument 45-106, Prospectus and Registration Exemptions. In respect of one of the investors, representing 25,000 shares, the shares were issued pursuant to an exemption from applicable prospectus requirements under section 2.5(1)(c) “Family, Friends and Business Associates” of National Instrument 45-106, Prospectus and Registration Exemptions, by reason of the investor being a parent of Jeff Thachuk, our president.  Further, the shares were issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended, in that all of the sales of the securities took place outside the United States of America with non-US persons.

ITEM 5.06                     CHANGE IN SHELL COMPANY STATUS.

Prior to the closing of the acquisition discussed in Item 2.01 above, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended).  After the acquisition of the tract of real property we were no longer a shell company because we owned more than nominal assets other than cash. Please see the information set forth above under Item 2.01 of this Current Report on Form 8-K, with this information incorporated herein by reference.

ITEM 7.01                     REGULATION FD DISCLOSURE.

We announced today the unregistered sale of equity securities, as disclosed above under Item 3.02. Additionally, we announced today Coronus’ entry into the two Vacant Land Purchase Agreements (the 29-Palms North Agreement and the Newberry Springs Agreement), as disclosed above under Item 1.01, and Coronus’ completion of the Vacant Land Purchase Agreement (the 29-Palms East Agreement), as disclosed above under Item 2.01.

ITEM 9.01                     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS

Financial Statements are incorporated by reference from our Post Effective Amendment to our Form S-1 registration statement filed with the SEC on December 30, 2010.

(b)        PRO FORMA FINANCIAL INFORMATION.

The Pro Forma Financial Information is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

(c)        SHELL COMPANY TRANSACTIONS

Reference is made to Items 9.01(a) and 9.01(b) above and the exhibits referred to therein, which are incorporated herein by reference.

(d)        Exhibits are incorporated by reference from our Post Effective Amendment to our Form S-1 registration statement filed with the SEC on December 30, 2010.

Exhibits	Document Description

99.1	Pro Forma Financial Statements.
99.2	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of January, 2011.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors